EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris, Richard L. Stensrud and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  The registration for resale of the following: (i) all shares of Common Stock that may from time to time become issuable upon conversion of 1600 shares of Company's Series B Convertible Participating Preferred Stock (the "Series B Preferred") issued in a private placement in August 1997; (ii) 790,000 shares of Common Stock issuable upon exercise of warrants issued in connection with the foregoing private placement; (iii) all shares of Common Stock issuable upon conversion of shares of the Company's Series B Preferred, in lieu of cash, as dividends in respect of shares of the Series B Preferred, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 1997.



                                        /s/ Michael R. Farris
                                   -----------------------------------
                                    Name:  Michael R. Farris

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris, Richard L. Stensrud and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  The registration for resale of the following: (i) all shares of Common Stock that may from time to time become issuable upon conversion of 1600 shares of Company's Series B Convertible Participating Preferred Stock (the "Series B Preferred") issued in a private placement in August 1997; (ii) 790,000 shares of Common Stock issuable upon exercise of warrants issued in connection with the foregoing private placement; (iii) all shares of Common Stock issuable upon conversion of shares of the Company's Series B Preferred, in lieu of cash, as dividends in respect of shares of the Series B Preferred, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 1997.



                                        /s/ Francis E. O'Donnell, Jr., M.D.
                                  -------------------------------------------
                                   Name:  Francis E. O'Donnell, Jr., M.D.

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris, Richard L. Stensrud and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  The registration for resale of the following: (i) all shares of Common Stock that may from time to time become issuable upon conversion of 1600 shares of Company's Series B Convertible Participating Preferred Stock (the "Series B Preferred") issued in a private placement in August 1997; (ii) 790,000 shares of Common Stock issuable upon exercise of warrants issued in connection with the foregoing private placement; (iii) all shares of Common Stock issuable upon conversion of shares of the Company's Series B Preferred, in lieu of cash, as dividends in respect of shares of the Series B Preferred, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 1997.



                                        /s/ J. Richard Crowley
                                  --------------------------------
                                   Name:  J. Richard Crowley

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris, Richard L. Stensrud and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  The registration for resale of the following: (i) all shares of Common Stock that may from time to time become issuable upon conversion of 1600 shares of Company's Series B Convertible Participating Preferred Stock (the "Series B Preferred") issued in a private placement in August 1997; (ii) 790,000 shares of Common Stock issuable upon exercise of warrants issued in connection with the foregoing private placement; (iii) all shares of Common Stock issuable upon conversion of shares of the Company's Series B Preferred, in lieu of cash, as dividends in respect of shares of the Series B Preferred, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 1997.



                                        /s/ Thomas Quinn
                                  --------------------------
                                   Name:  Thomas Quinn

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris, Richard L. Stensrud and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  The registration for resale of the following: (i) all shares of Common Stock that may from time to time become issuable upon conversion of 1600 shares of Company's Series B Convertible Participating Preferred Stock (the "Series B Preferred") issued in a private placement in August 1997; (ii) 790,000 shares of Common Stock issuable upon exercise of warrants issued in connection with the foregoing private placement; (iii) all shares of Common Stock issuable upon conversion of shares of the Company's Series B Preferred, in lieu of cash, as dividends in respect of shares of the Series B Preferred, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29 day of September, 1997.



                                        /s/ David T. Pieroni
                                  ------------------------------
                                   Name:  David T. Pieroni

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris, Richard L. Stensrud and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  The registration for resale of the following: (i) all shares of Common Stock that may from time to time become issuable upon conversion of 1600 shares of Company's Series B Convertible Participating Preferred Stock (the "Series B Preferred") issued in a private placement in August 1997; (ii) 790,000 shares of Common Stock issuable upon exercise of warrants issued in connection with the foregoing private placement; (iii) all shares of Common Stock issuable upon conversion of shares of the Company's Series B Preferred, in lieu of cash, as dividends in respect of shares of the Series B Preferred, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 1997.



                                        /s/ Richard C. Lutzy
                                  ------------------------------
                                   Name:  Richard C. Lutzy

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY
                                -----------------


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris, Richard L. Stensrud and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  The registration for resale of the following: (i) all shares of Common Stock that may from time to time become issuable upon conversion of 1600 shares of Company's Series B Convertible Participating Preferred Stock (the "Series B Preferred") issued in a private placement in August 1997; (ii) 790,000 shares of Common Stock issuable upon exercise of warrants issued in connection with the foregoing private placement; (iii) all shares of Common Stock issuable upon conversion of shares of the Company's Series B Preferred, in lieu of cash, as dividends in respect of shares of the Series B Preferred, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of September, 1997.



                                        /s/ Gregory L. Wilson
                                  ---------------------------------
                                   Name:  Gregory L. Wilson